Semiannual Report

Tax-Efficient
Balanced
Fund

August 31, 1998

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Tax-Efficient Balanced Fund

o Your fund solidly outperformed the Lipper Balanced Fund Index over the past six and 12 months.

o Fund results were aided by our stock selection and our emphasis on municipal bonds with relatively long durations.

o We continued to diversify our bond portfolio and emphasized investment-grade municipal bonds over high-yield municipals.

o In equities, we continued to focus on quality growth stocks; technology and health care remain our top sectors.

o The fund held up well during the market correction and is well positioned to take advantage of long-term buying opportunities in stocks and compelling valuations in tax-exempt bonds.

Fellow Shareholders

U.S. stocks and bonds diverged in the six months ended August 31. The theme that drove stocks lower pushed bonds higher: fear of global recession and deflation. Large-capitalization stocks rallied early in the period but began a steep correction in mid-July as the Asian economic crisis spread to Russia and threatened Latin America. U.S. tax-exempt bonds, generally unscathed by the turmoil, rose modestly.

MARKET ENVIRONMENT

U.S. stocks began a powerful rally in January and through the first half of the calendar year looked set to turn in their fourth straight year of high double-digit gains. The strength in blue chip growth stocks, however, masked continued deterioration in the broader market. Though small- and mid-cap stocks rallied in the first quarter, they turned down well in advance of the large-caps, and their decline was far more severe. Small- and mid-cap stocks have now lagged the S&P 500 Stock Index for the last four years.

Municipal Bond and Note Yields

                       30-Year            5-Year             1-Year Moody's
                       AAA                AAA                Investment
                       General            General            Grade
                       Obligation         Obligation         1 Note

8/97                   5.35               4.35               3.85
                       5.25               4.20               3.80
                       5.23               4.15               3.80
                       5.18               4.20               3.85
12/97                  5.03               4.10               3.85
                       5.00               4.00               3.65
                       5.08               4.05               3.60
                       5.13               4.10               3.65
4/98                   5.20               4.30               3.85
                       5.05               4.10               3.75
                       5.05               4.10               3.60
                       5.10               4.10               3.70
8/98                   4.93               3.85               3.50

Growing evidence of a slowing U.S. economy and declining inflation combined to push long-term interest rates to historic lows-even before the major equity market averages began to correct. The tremendous rally in U.S. Treasury bonds accelerated in July as the global crisis worsened and investors worldwide flocked to the perceived safety of U.S. government securities. Municipal bond prices rose over the past six months, bolstered by low inflation, budget surpluses at the state and federal level, and cash flows into fixed income investments.

Tax-exempt securities fared better than most asset classes but could not keep pace with surging Treasury bond prices, since municipals appeal to a smaller, strictly domestic audience. With long-term Treasury yields falling almost 60 basis points while municipal yields fell only about 15 basis points, the gap between them continued to narrow. (One hundred basis points equal one percent.) As a result, tax-exempt yields are now only slightly lower than yields on fully taxable securities. A near-record supply of tax-exempt bond issues constrained the municipal market somewhat throughout the year and contributed to the contracting yield spread. During the same period, Treasury issuance continued to decline. When income taxes are taken into account, municipals now yield substantially more than most other types of bonds.

Preparing For The Year 2000

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION EXPECTED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors and participants, and we are taking steps to make modifications where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors.

The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party software and hardware vendors can send, receive, and process files and transactions accurately. T. Rowe Price will participate in this industry-wide effort.

For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).


PERFORMANCE AND STRATEGY REVIEW

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/98                       6 Months          12 Months
--------------------------------------------------------------------------------

Tax-Efficient Balanced Fund                  - 2.84%              9.15%

Lipper Balanced Fund Index                   - 5.51               4.49

Combined Index Portfolio*                    - 2.10               8.38

* An unmanaged portfolio of 48% stocks (S&P 500) and 52% bonds (Lehman Municipal Bond Index).

Over the past 6- and 12-month periods, your fund outpaced the Lipper Balanced Fund Index by a wide margin. The typical balanced fund invests 60% in stocks and 40% in a mix of taxable bonds. By charter, we must keep at least 50% of our assets in tax-free debt securities. When compared with the Combined Index Portfolio, which is more reflective of our asset mix, the fund lagged for the six-month period but outperformed over the past year. The fund has exceeded the returns of the composite benchmark since inception on June 30, 1997, driven by strong performance from both the stock and bond portions of the fund. At the end of August our allocation was 46% equities and 54% tax-free securities (including cash reserves held in tax-free money market investments).

Our bond portfolio continued to perform well over the past six months. We kept duration fairly long to benefit from the higher income of long-term municipal bonds as well as their greater price appreciation when interest rates fall. (Duration is a measure of a bond portfolio's sensitivity to interest rates. For example, a portfolio with a duration of eight years would fall or rise about 8% in value in response to a one-percentage-point rise or fall in interest rates.) We continued to overweight noncallable bonds, which appreciate more than callable bonds when rates decline. We shifted our credit strategy to put more emphasis on investment-grade bonds as credit quality spreads-the difference between high- and low-quality bond yields-widened. While lower-quality bonds have been strong performers over the past several years, this trend appears to have reversed as the market contemplates the prospect of a weaker economy and rising potential credit risk. As the portfolio grows, we continue to broaden our diversification by investing in different sectors and bond issuers to reduce risk.

The performance of the equity portion of the fund is not directly comparable to that of the S&P 500, which is part of our Combined Index Portfolio benchmark. We emphasize growth stocks and have some small- and mid-cap exposure. Given that small-cap stocks have continued to lag the major market averages, however, our equity performance has been especially satisfying. Our stock selections have outperformed the S&P 500 year-to-date and since the fund's inception just over a year ago. The portfolio represents our best buy-and-hold ideas; we use a growth style designed for taxable investors since our objective is to maximize after-tax returns. Consistent with this approach, we believe that capital gain realization must be very modest, and we have invested in companies we expect to own for a long time. We actively take losses and closely monitor the fund's net gain or loss position. At this time we have enough losses to offset our gains, and we do not expect to make a capital gain distribution this year.

Security Diversification
--------------------------------------------------------------------------------

Investment-Grade Municipal Bonds                  49%

Noninvestment-Grade Municipal Bonds                4%

Large-Cap Stocks                                  41%

Mid- and Small-Cap Stocks                          5%

Other and Reserves                                 1%

The fund is well diversified and owns market leaders with strong prospects and lower dividend yields than the S&P 500 in order to keep taxable income to a minimum. Most of our holdings are large companies; however, small and mid-cap companies represent about 10% of the fund's equity portfolio (about 5% of net assets). We are optimistic that some of these companies will become large and successful. In the smaller-company portion of the fund, we stress diversification.

We have made no major realignments since our last report in February. Technology remains the fund's largest sector weighting at about 22% of the stock portfolio. We have more technology exposure than the S&P 500 and many other growth stock portfolios, because the sector offers not only strong long-term prospects but also good relative value. Some of the largest technology holdings include Intel, Microsoft, and Hewlett-Packard. Our second largest sector is health care, where we are also overweighted compared with the S&P 500 and other growth funds. Our investments in this area are almost exclusively in pharmaceutical companies such as Merck, American Home Products, and Pfizer.

The fund's overall performance reflected good stock selection, the long duration of our bond portfolio, and the fact that we hold municipal bonds rather than corporates. While overall returns were negative for the six months, they were strong in both relative and absolute terms for the year and reflect our mission of reducing risk while providing tax-efficient returns. The fund's performance in the difficult month of August-when the S&P 500 fell 14.46%-also illustrates the strength of our approach. Though our equity portfolio fell 15.02% that month, the fund as a whole fell just 6.51%, compared with the 8.62% drop of the Lipper Balanced Fund Index.

The fund was 100% tax-efficient in the past six months, which means that since there were no taxable income or capital gain distributions during the period, your after-tax returns were exactly the same as your pretax returns.

OUTLOOK

Federal Reserve Chairman Alan Greenspan has hinted strongly of late that the Fed's next move could well be a lowering of key short-term rates in the face of turmoil overseas. As recently as early August, it was widely anticipated that the Fed was leaning toward a possible interest rate hike because of concerns about tight labor markets and wage pressures.

We believe the U.S. economy and corporate profits will continue to grow, but at a slower pace than recent years. Exports may fall further because of weak international markets and the strong dollar, and growth in consumer spending could decline in the aftermath of the correction in stock prices. Commodity prices have also been under pressure, further restraining inflation. In this environment, the trend toward lower overall interest rates should remain intact.

The backdrop of low interest rates should provide some support for the stock market going forward. As we stated in our previous report, we had expected equity returns to moderate from the sizzling results of recent years. However, it also appears to us that this summer's sell-off has created some good opportunities for long-term investors. Having said that, we recognize that problems in many Asian economies have been building for years and will not be solved quickly. We also recognize that political uncertainties in the U.S. driven by the scandals surrounding President Clinton have exacerbated global economic fears and had a negative effect on U.S. stocks. Certainly, an extended recession across Asia and Russia, especially if it spread to Latin America, would significantly affect the earnings of U.S. companies.

We expect municipal securities to remain undervalued compared with Treasuries until demand catches up with heavy supply. However, investors should eventually recognize the attractive yields available in the municipal market compared with taxable yields, and rising demand would benefit the municipal bond portion of the fund over the long term. Clearly, the after-tax yield advantage of tax-exempt securities is already providing a valuable benefit to fund shareholders.

Over time, we also expect our equity approach will prove a better strategy than indexing, especially on an after-tax basis. In addition, the fund's relatively conservative asset allocation-with less than 50% exposure to stocks-allows shareholders to participate when financial markets rally, while providing some cushion during market downdrafts.

Respectfully submitted,

Mary J. Miller
Cochairman of the Investment Advisory Committee

Donald J. Peters
Cochairman of the Investment Advisory Committee

September 25, 1998

Note: William F. Snider, a member of the advisory committee, was recently named co-manager of the bond portion of the fund. Mr. Snider joined T. Rowe Price in 1991 and has been managing municipal bond portfolios since 1993.


T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------

Portfolio Highlights

LARGEST HOLDINGS

                                                  Percent of
                                                  Net Assets
                                                     8/31/98

Stocks
--------------------------------------------------------------------------------

Intel                                                  1.3%

Microsoft                                              1.3

Disney                                                 1.1

GE                                                     1.1

Fannie Mae                                             1.1

American Home Products                                 0.9

Merck                                                  0.9

Hewlett-Packard                                        0.9

Pfizer 0.9

Procter & Gamble                                       0.8
--------------------------------------------------------------------------------

Total                                                 10.3%


                                                  Percent of
                                                  Net Assets
                                                     8/31/98

Bonds
--------------------------------------------------------------------------------

Illinois Health Facilities Authority                   3.7%

Middlesex Utilities Authority                          2.5

New Jersey Turnpike Authority                          2.4

Wisconsin Health & Education
Facilities Authority                                   2.3

Piedmont Municipal Power Agency                        2.2

Kalamazoo Health Facilities Authority                  2.2

Intermountain Power Agency                             2.2

Oliver North Dakota Pollution
Control Revenue                                        2.2

New York State Urban Development                       2.1

Massachusetts Health Facilities
Authority                                              2.0
--------------------------------------------------------------------------------

Total                                                 23.8%


T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                               Percent of          Percent of
                                               Net Assets          Net Assets
                                                 2/28/98             8/31/98

Stocks
--------------------------------------------------------------------------------

Technology                                          10.7%               10.2%

Health Care                                          7.2                 7.9

Financial                                            7.6                 7.1

Consumer Services                                    6.1                 6.9

Consumer Nondurables                                 6.2                 6.4

Business Services and Transportation                 3.0                 1.8

Capital Equipment                                    1.7                 1.7

Energy                                               2.0                 1.3

Process Industries                                   1.2                 1.0

Utilities                                            0.8                 0.8

Consumer Cyclicals                                   1.7                 0.5

All Other                                            0.2                --
--------------------------------------------------------------------------------

Total                                               48.4%               45.6%


Bonds and Reserves
--------------------------------------------------------------------------------

Hospital Revenue                                     8.2%               13.8%

General Obligation - Local                           8.5                 5.9

Electric Revenue                                    --                   5.5

Nuclear Revenue                                      7.2                 5.2

Water and Sewer Revenue                              2.6                 4.5

Escrowed to Maturity                                 1.7                 3.7

Ground Transportation Revenue                        2.9                 3.4

Lease Revenue                                        4.2                 3.2

Other Revenue                                        2.9                 2.2

Housing Finance Revenue                              2.8                 2.0

All Other                                            9.6                 3.8

Reserves                                             1.0                 1.2
--------------------------------------------------------------------------------

Total                                               51.6%               54.4%


T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

TAX-EFFICIENT BALANCED FUND
--------------------------------------------------------------------------------

As of 8/31/98

                   Combined Index Portfolio
                   $11,039 (48% S&P 500 stocks         Tax-Efficient
                   and 52% Lehman Municipal            Balanced Fund
                   Bond Index)                         $11,170

6/30/97            10,000                              10,000
8/31/97            10,186                              10,233
8/31/98            11,039                              11,170


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                       Since      Inception
Periods Ended 8/31/98                  1 Year      Inception           Date
--------------------------------------------------------------------------------

Tax-Efficient Balanced Fund             9.15%          9.92%       6/30/97

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Unaudited

                                 For a share outstanding throughout each period
--------------------------------------------------------------------------------

Financial Highlights

                                              6 Months               6/30/97
                                                 Ended               Through
                                               8/31/98               2/28/98

NET ASSET VALUE

Beginning of period                       $      11.34            $    10.00

Investment activities
  Net investment income                           0.12*                 0.15*
  Net realized and
  unrealized gain (loss)                         (0.44)                 1.34

  Total from
  investment activities                          (0.32)                 1.49

Distributions

  Net investment income                          (0.10)                (0.15)

NET ASSET VALUE

End of period                             $      10.92            $    11.34
                                          ----------------------------------

Ratios/Supplemental Data

Total return(C)                                  (2.84)%*              14.96%*

Ratio of expenses to
average net assets                                1.00%*!               1.00%*!

Ratio of net investment
income to average
net assets                                        2.09%*!               2.31%*!

Portfolio turnover rate                           10.5%                 12.5%!

Net assets, end of period
(in thousands)                             $     23,797            $   17,714

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
* Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 2/28/99.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1998


Portfolio of Investments

                                             Par/Shares                Value
                                           In thousands

Common Stocks  45.6%

FINANCIAL  7.1%

Bank and Trust  2.7%

BANC ONE                                         1,370            $       52

Bank of New York                                 2,500                    61

Citicorp                                           900                    97

Mellon Bank                                      1,600                    83

NationsBank                                      1,300                    74

Northern Trust                                     800                    45

Norwest                                          3,100                    92

State Street                                     1,600                    83

Wells Fargo                                        200                    57

                                                                         644
Miscellaneous Finance 1.5%

American Express                                 1,700                   133

Charles Schwab                                   1,550                    46

Franklin Resources                               2,000                    64

Travelers Group                                  2,700                   120

                                                                         363

Mortgage Finance  1.8%

Fannie Mae                                       4,400                   250

Freddie Mac                                      4,400                   174

                                                                         424

Other Insurance  1.0%

AMBAC                                              700                    33

American International Group                     1,725                   133

Chubb                                              500                    31

EXEL *                                             500                    33

                                                                         230

Life Insurance 0.1%

American General                                   600                    39

                                                                          39

Total Financial                                                        1,700


UTILITIES 0.8%

Telephone Services 0.8%

Vodafone ADR                                       800            $      100

WorldCom *                                       1,900                    78

Total Utilities                                    178


CONSUMER NONDURABLES 6.4%

Cosmetics 1.1%

Avon                                               900                    57

Procter & Gamble                                 2,600                   199

                                                                         256

Beverages 1.2%

Anheuser-Busch                                   1,200                    56

Coca-Cola                                        1,800                   117

PepsiCo                                          4,300                   119

                                                                         292

Food Processing 1.1%

General Mills                                      500                    33

Heinz                                              600                    32

Pioneer Hi-Bred                                  1,500                    51

Sara Lee                                           700                    32

Unilever N.V. ADR                                1,000                    63

Wrigley                                            600                    46

                                                                         257

Entertainment and Leisure 0.5%

Carnival (Class A)                               1,400                    40

Mattel                                           2,400                    78

                                                                         118

Textiles and Apparel 0.3%

NIKE (Class B)                                   2,400                    83

                                                                          83

Soaps and Housewares 1.5%

Colgate-Palmolive                                1,100                    79

Gillette                                         3,400                   140

Kimberly-Clark                                   1,400                    53

Newell                                             900                    43

Ralston Purina                                   1,200                    32

                                                                         347

Tobacco 0.7%

Philip Morris                                    3,900            $      162

                                                                         162

Total Consumer Nondurables                                             1,515


CONSUMER SERVICES 6.9%

Media and Communications  2.7%

CBS                                              2,800                    73

Circuit City Stores                              1,000                    30

Clear Channel Communications *                     800                    36

Disney                                           9,400                   258

Sony ADR                                         1,200                    85

Time Warner                                      1,800                   145

                                                                         627

Hotels and Restaurants 0.3%

McDonald's                                       1,100                    62

                                                                          62

Publishing 0.5%

McGraw-Hill                                      1,700                   130

                                                                         130

Retail - All Other 1.5%

AutoZone *                                       1,600                    42

Bed Bath & Beyond *                              1,800                    32

Home Depot                                       2,800                   108

Sherwin-Williams                                 1,700                    41

Tiffany & Company                                2,000                    74

Walgreen                                         1,700                    65

                                                                         362

Retail - Food 0.9%

Albertson's                                      1,300                    66

Safeway *                                        1,600                    63

Starbucks *                                      1,000                    32

Sysco                                            2,500                    50

                                                                         211

Retail - General Department 1.0%

Dollar General                                   2,100                    56

Wal-Mart                                         3,100                   182

                                                                         238

Total Consumer Services                                                1,630


CONSUMER CYCLICALS  0.5%

Real Estate  0.3%

Security Capital Group (Class B) *               3,700            $       79

                                                                          79

Consumer Durables 0.2%

Williams-Sonoma *                                1,700                    43

                                                                          43

Total Consumer Cyclicals                                                 122



TECHNOLOGY 10.2%

Electronic Components 2.8%

Altera *                                         1,800                    52

Hubbell (Class B)                                1,500                    54

Intel                                            4,200                   299

Linear Technology                                1,300                    61

Maxim Integrated Products *                      2,200                    61

Molex (Class A)                                  2,150                    50

Texas Instruments                                1,800                    85

                                                                         662

Telecommunications 1.1%

LM Ericsson (Class B) ADR                        2,800                    60

Lucent Technologies                              1,800                   128

Motorola                                         1,200                    52

Tellabs *                                          600                    25

                                                                         265

Aerospace and Defense 0.6%

Boeing                                           2,900                    90

Lockheed Martin                                    500                    44

                                                                         134

Computer Services 0.6%

Automatic Data Processing                        1,400                    89

HBO                                              2,000                    43

                                                                         132

Computer Software 2.3%

BMC Software *                                   1,100                    47

Computer Associates                              2,400                    65

Microsoft *                                      3,100                   298

Oracle *                                         2,950                    59

PeopleSoft *                                     1,500            $       42

Sterling Commerce *                              1,300                    42

                                                                         553

Analytical Equipment 0.2%

Emerson Electric                                 1,000                    57

                                                                          57

Business Machines 1.5%

Dell Computer *                                    800                    80

Hewlett-Packard                                  4,300                   209

Pitney Bowes                                     1,300                    64

                                                                         353

Computer Communications 0.5%

Cisco Systems *                                  1,450                   119

                                                                         119

Computer Peripherals 0.5%

EMC *                                            1,100                    50

Symbol Technologies                              1,700                    70

                                                                         120

Electronic Manufacturing Equipment 0.1%

Applied Materials *                              1,600                    39

                                                                          39

Total Technology                                                       2,434


CAPITAL EQUIPMENT  1.7%

Industrial Manufacturing 1.7%

American Standard *                              1,000                    39

Dover                                            2,300                    63

GE                                               3,200                   256

Illinois Tool Works                              1,100                    53

Total Capital Equipment                                                  411


BUSINESS SERVICES AND
TRANSPORTATION  1.8%

Service 1.3%

DeVry *                                          1,800                    32

Equifax                                          1,400                    50

IMS Health                                         900                    50

Marsh & McLennan                                 1,050            $       51

Paychex                                            700                    27

Quintiles Transnational *                          700                    25

Robert Half International *                      1,150                    55

Service Corp. International                        900                    30

                                                                         320

Advertising 0.5%

Interpublic Group                                1,100                    63

Omnicom                                          1,100                    52

                                                                         115

Total Business Services and Transportation                               435



ENERGY 1.3%

Integrated Petroleum - International 0.9%

Exxon                                            1,600                   104

Mobil                                            1,500                   104

                                                                         208

Gas Utilities 0.1%

Enron                                              800                    34

                                                                          34

Oil Refining Distribution 0.3%

Royal Dutch Petroleum ADR                        1,900                    76

                                                                          76

Total Energy                                                             318


PROCESS INDUSTRIES 1.0%

Specialty Chemicals 1.0%

PPG Industries                                   1,400                    71

Rohm & Haas                                        700                    60

Sigma Aldrich                                    1,700                    47

Valspar                                          1,700                    57

Total Process Industries                                                 235


HEALTH CARE 7.9%

Drugs 7.6%

Abbott Laboratories                              2,200                    85

American Home Products                           4,500                   225

Amgen *                                            800            $       49

Bristol-Myers Squibb                             2,000                   196

Cardinal Health                                    600                    53

Eli Lilly                                        1,700                   111

Glaxo Wellcome ADR                               1,500                    83

Human Genome Sciences *                            800                    20

Johnson & Johnson                                2,600                   179

Merck                                            1,900                   220

Novartis (CHF)                                      40                    62

Pfizer                                           2,200                   205

Schering-Plough                                  1,200                   103

SmithKline Beecham ADR                           1,100                    63

Warner-Lambert                                   1,300                    85

Zeneca Group ADR                                 2,100                    77

                                                                       1,816

Health-Care (non-drug) 0.3%

Medtronic                                        1,200                    62

                                                                          62

Total Health Care                                                      1,878

Total Common Stocks (Cost $10,739)                                    10,856


MUNICIPAL BONDS 57.0%

ALABAMA  0.9%

Jefferson County Sewer,
  5.75%, 2/1/27 (FGIC Insured)            $    200,000                   215

Total Alabama (Cost $200)                                                215


CONNECTICUT  1.3%

Connecticut Dev. Auth.,
  Mystic Marinelife Aquarium
  6.875%, 12/1/17                              100,000                   108

Mashantucket Western Pequot Tribe,
  5.75%, 9/1/27                                200,000                   207

Total Connecticut (Cost $295)                                            315


DISTRICT OF COLUMBIA  0.9%

District of Columbia Hosp.,
  Medlantic Healthcare Group
  5.25%, 8/15/19 (MBIA Insured)                200,000                   203

Total District of Columbia (Cost $188)                                   203


FLORIDA  0.8%

Florida Board of Ed., GO, VRDN
  (Currently 3.45%)                       $    100,000            $      100

Jacksonville HFA,
  Genesis Rehabilitation Hosp.
  VRDN (Currently 3.35%)                       100,000                   100

Total Florida (Cost $200)                                                200


GEORGIA  1.9%

Municipal Electric Auth. of Georgia
  Zero Coupon, 1/1/09                          585,000                   337

  5.70%, 1/1/19 (MBIA Insured)                 100,000                   111

Total Georgia (Cost $432)                                                448


HAWAII  1.1%

Hawaii Dept. of Budget and Finance,
  Hawaiian Electric
  4.95%, 4/1/12 (MBIA Insured)                 250,000                   258

Total Hawaii (Cost $250)                                                 258


IDAHO  0.4%

Idaho HFA, St. Lukes
  Regional Medical Center
  VRDN (Currently 3.30%)                       100,000                   100

Total Idaho (Cost $100)                                                  100


ILLINOIS  6.6%

Chicago Water Revenue,
  Capital Appreciation
  Zero Coupon, 11/1/11 (FGIC Insured)          500,000                   267

Illinois EFA, Northwest Univ.,
  5.25%, 11/1/32                               400,000                   418

Illinois HFA
  Loyola Univ. Health
  6.00%, 7/1/14 (MBIA Insured)                 300,000                   341

  Riverside Health Systems,
  6.00%, 11/15/18                              500,000                   534

Total Illinois (Cost $1,498)                                           1,560


LOUISIANA  1.2%

Jefferson Parish, GO, Drainage Improvement
  6.15%, 9/1/05 (FGIC Insured)                 250,000                   277

Total Louisiana (Cost $268)                                              277


MAINE  1.3%

Maine Housing Auth.,
  Mortgage Purchase, 5.70%, 11/15/15      $    300,000            $      314

Total Maine (Cost $301)                                                  314


MARYLAND  0.4%

Maryland-National Capital Park
  and Planning Commission, GO
  Prince George's County
  VRDN (Currently 3.30%)                       100,000                   100

Total Maryland (Cost $100)                                               100


MASSACHUSETTS  3.0%

Massachusetts HEFA,
  Southcoast Health System
  4.75%, 7/1/27 (MBIA Insured)                 500,000                   476

Massachusetts Turnpike Auth.,
  5.00%, 1/1/37 (MBIA Insured)                 250,000                   246

Total Massachusetts (Cost $691)                                          722


MICHIGAN  4.6%

Flint Hosp. Building Auth.,
  Hurley Medical Center, 5.25%, 7/1/16         250,000                   250

Kalamazoo HFA,
  Bronson Methodist Hosp.,
  5.50%, 5/15/12                               500,000                   531

Michigan Strategic Fund, Dow Chemical
  VRDN (Currently 3.30%)                       200,000                   200

Univ. of Michigan Hosp., VRDN
  (Currently 3.30%)                            100,000                   100

Total Michigan (Cost $1,053)                                           1,081


NEW JERSEY  7.7%

Middlesex County Utilities Auth., Sewer
  6.25%, 8/15/10 (MBIA Insured)                500,000                   584

New Jersey Economic Dev. Auth.,
  Franciscan Oaks
  5.75%, 10/1/23                               100,000                   102

New Jersey Transportion Auth. Trust Fund
  4.50%, 6/15/00 (Escrowed to Maturity)        300,000                   304

New Jersey Turnpike Auth.
  10.375%, 1/1/03 (Escrowed to Maturity)       500,000                   573

Newark, GO, School Qualified Bond Act
  5.30%, 9/1/11 (MBIA Insured)                 250,000                   264

Total New Jersey (Cost $1,803)                                         1,827


NEW YORK  8.9%

Dormitory Auth. of the
  State of New York
  Champlain Valley Physicians,
  5.00%, 7/1/17$                               200,000            $      200

State Univ. Ed. Fac., 5.40%, 5/15/23           250,000                   256

Long Island Power Auth., 5.25%, 12/1/26        250,000                   252

New York City, GO
  5.00%, 8/1/23                                250,000                   244

  7.50%, 2/1/01                                100,000                   108

  7.625%, 2/1/15                               235,000                   263

New York State Urban Dev.,
  Correctional Capital Fac.
  5.00%, 1/1/13                                500,000                   502

New York Thruway Auth.,
  Local Highway and Bridge
  6.25%, 4/1/07 (Prerefunded 4/1/02!)           40,000                    43

North Hempstead, GO, 4.75%, 1/15/18
  (FGIC Insured)                               250,000                   244

Total New York (Cost $2,030)                                           2,112


NORTH DAKOTA  2.2%

Oliver County PCR,
  Square Butte Electric Cooperative
  5.30%, 1/1/27 (AMBAC Insured)                500,000                   516

Total North Dakota (Cost $500)                                           516


OHIO  0.4%
Montgomery County Health Care Fac.,
  Friendship Village
  6.25%, 2/1/22                                100,000                   104

Total Ohio (Cost $99)                                                    104


SOUTH CAROLINA  3.4%

Connector 2000 Assoc.,
  Greenville Toll Road
  Zero Coupon, 1/1/09                          500,000                   284

Piedmont Municipal Power Agency
  5.25%, 1/1/09 (MBIA Insured)                 500,000                   531

Total South Carolina (Cost $809)                                         815


TENNESSEE  0.8%

Tennessee Housing Dev.
  Agency, Homeownership
  Zero Coupon, 7/1/16                     $    500,000            $      184

Total Tennessee (Cost $183)                                              184


TEXAS  0.4%

Harris County Health Fac. Dev.,
  St. Luke's Episcopal Hosp.
  VRDN (Currently 3.375%)                      100,000                   100

Total Texas (Cost $100)                                                  100


UTAH  2.2%

Intermountain Power Agency,
  5.25%, 7/1/14 (MBIA Insured)                 510,000                   529

Total Utah (Cost $523)                                                   529


VIRGINIA  2.7%

Henrico County IDA,
  Bon Secours Health, St. Mary's Hosp.
  6.00%, 8/15/16 (MBIA Insured)                185,000                   211

Hopewell IDA,
  Westport Convalescent Center,
  6.00%, 10/1/06                               145,000                   152

Pocahontas Parkway Assoc.,
  Toll Road, Zero Coupon, 8/15/18              900,000                   274

Total Virginia (Cost $616)                                               637


WASHINGTON  0.4%

Washington, GO, 5.375%, 9/1/02                 100,000                   106

Total Washington (Cost $103)                                             106


WEST VIRGINIA  0.8%

West Virginia Building Commission,
  GO, Lottery
  5.00%, 7/1/04 (MBIA Insured)                 190,000                   199

Total West Virginia (Cost $191)                                          199


WISCONSIN  2.3%

Wisconsin Health and Ed. Fac.,
  Childrens Hosp. of Wisconsin
  5.625%, 2/15/15 (AMBAC Insured)              500,000                   541

Total Wisconsin (Cost $523)                                              541


WYOMING  0.4%

Sweetwater County Pollution Control,
  VRDN (Currently 3.30%)                  $    100,000            $      100

Total Wyoming (Cost $100)                                                100

Total Municipal Bonds (Cost $13,156)                                  13,563

Total Investments in Securities
102.6% of Net Assets (Cost $23,895)                                  $24,419

Other Assets Less Liabilities                                           (622)

NET ASSETS                                                        $   23,797
                                                                  ----------

    *    Non-income producing
    !    Used in determining portfolio maturity
  ADR    American Depository Receipt
AMBAC    AMBAC Indemnity Corp.
  CHF    Swiss franc
  EFA    Educational Facility Authority
 FGIC    Financial Guaranty Insurance Company
   GO    General Obligation
 HEFA    Health & Educational Facility Authority
  HFA    Health Facility Authority
  IDA    Industrial Development Authority
 MBIA    Municipal Bond Investors Assurance Corp.
  PCR    Pollution Control Revenue
 VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 1998

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

  Assets

  Total investments in securities,
  at value (cost $23,895)                                          $  24,419

  Securities lending collateral pool                                   2,349

  Other assets                                                           423

  Total assets                                                        27,191

  Liabilities

  Securities lending collateral                                        2,349
  Other liabilities                                                    1,045

  Total liabilities                                                    3,394

  NET ASSETS                                                       $  23,797
                                                                   ---------

  Net Assets Consist of:
  Accumulated net investment income -
  net of distributions                                             $      51

  Accumulated net realized gain/loss -
  net of distributions                                                  (214)

  Net unrealized gain (loss)                                             524

  Paid-in-capital applicable to 2,178,992
  shares of $0.0001 par value capital
  stock outstanding; 1,000,000,000
  shares authorized                                                   23,436

  NET ASSETS                                                       $  23,797
                                                                   ---------

  NET ASSET VALUE PER SHARE                                        $   10.92
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     8/31/98

Investment Income

Income
  Interest                                                         $     290
  Dividend                                                                55

  Total income                                                           345

Expenses
  Custody and accounting                                                  47
  Organization                                                            43
  Shareholder servicing                                                   22
  Registration                                                            12
  Prospectus and shareholder reports                                       9
  Legal and audit                                                          7
  Directors                                                                3
  Miscellaneous                                                            1
  Reimbursed by manager                                                  (32)

  Total expenses                                                         112

Net investment income                                                    233

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                            (140)
  Futures                                                                  4

  Net realized gain (loss)                                              (136)

Change in net unrealized gain or loss on securities                     (958)

Net realized and unrealized gain (loss)                               (1,094)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $    (861)
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Month s             6/30/97
                                                     Ended              Through
                                                   8/31/98              2/28/98

Increase (Decrease) in Net Assets

Operations

  Net investment income                       $        233         $        154
  Net realized gain (loss)                            (136)                 (78)
  Change in net unrealized gain or loss               (958)               1,482

  Increase (decrease) in
  net assets from operations                          (861)               1,558

Distributions to shareholders
  Net investment income                               (198)                (144)

Capital share transactions*
  Shares sold                                        7,392               16,373
  Distributions reinvested                             151                   95
  Shares redeemed                                     (404)                (270)
  Redemption fees received                               3                    2

  Increase (decrease) in
  net assets from capital
  share transactions                                 7,142               16,200

Net Assets

Increase (decrease) during period                    6,083               17,614
Beginning of period                                 17,714                  100

End of period                                 $     23,797         $     17,714
                                              ---------------------------------

*Share information
  Shares sold                                          639                1,568
  Distributions reinvested                              13                    9
  Shares redeemed                                      (35)                 (25)

  Increase (decrease) in shares outstanding            617                1,552

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Efficient Balanced Fund
--------------------------------------------------------------------------------
Unaudited                                                      August 31, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Efficient Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1997.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. Treasury securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At August 31, 1998, the value of loaned securities was $2,120,000; aggregate collateral consisted of $2,349,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $9,706,000 and $2,220,000, respectively, for the six months ended August 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $17,000, all of which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $23,895,000, and net unrealized gain aggregated $524,000, of which $1,325,000 related to appreciated investments and $801,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1998, and for the six months then ended, the effective annual group fee rate was 0.32% . The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 1.00%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.00%. Pursuant to this agreement, $58,000 of management fees were not accrued by the fund for the six months ended August 31, 1998, and $32,000 of other expenses were borne by the manager. Additionally, $81,000 of management fees and expenses remains unaccrued from a prior period.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $49,000 for the six months ended August 31, 1998, of which $9,000 was payable at period-end.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Efficient Balanced Fund.


Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)
T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.          F19-051  8/31/98